December 1, 2015

GENERAL NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.

Supplement to Prospectus

dated April 1, 2015

The following changes will take effect on January 1, 2016

The following will replace the second sentence of the first paragraph in the section entitled "Fund Summary—Principal Investment Strategy" and the second paragraph of the section entitled "Fund Details—Goal and Approach":

To pursue its goal, the fund normally invests least 80% of its net assets, plus any borrowings for investment purposes, in short-term, high quality municipal obligations that provide income exempt from federal and New Jersey state income taxes.  The fund also may invest in high quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

The following will replace the second paragraph in the section entitled "Fund Summary—Principal Investment Strategy":

Although the fund seeks to provide income exempt from federal and New Jersey state income taxes, income from some of the fund's holdings may be subject to the federal alternative minimum tax.

The following will replace the fifth paragraph in the section entitled "Fund Details—Goal and Approach":

Although the fund seeks to provide income exempt from federal and New Jersey state income taxes, income from some of the fund's holdings may be subject to the federal alternative minimum tax.  The fund also may invest temporarily in high quality, taxable money market instruments, including when the portfolio manager believes acceptable New Jersey state municipal obligations are not available for investment.  During such periods, the fund may not achieve its investment objective.  In addition, a portion of the fund's assets may be invested in short-term, high quality municipal obligations that do not pay income that is exempt from New Jersey state income taxes.

The following will replace the section entitled "Fund Summary—Tax Information":

The fund anticipates that dividends paid by the fund generally will be exempt from federal and New Jersey state income taxes.  However, the fund may realize and distribute taxable income and capital gains from time to time as a result of the fund's normal investment activities.

The following will replace the second paragraph of the section entitled "Shareholder Guide—Distributions and Taxes":

The fund anticipates that dividends paid by the fund generally will be exempt from federal and New Jersey state income taxes.  However, the fund may realize and distribute taxable income and capital gains from time to time as a result of the fund's normal investment activities.  For New Jersey state personal income tax purposes, distributions derived from interest on municipal securities of New Jersey issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax.  Distributions that are federally taxable as ordinary income or capital gains are generally subject to New Jersey state personal income taxes.